Earnings/(Loss) Per Share (Tables)	12 Months Ended
Aug. 31, 2018
Earnings/(Loss) Per Share
Schedule of computation of basic and diluted net income per share

	As of August 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Numerator:
Net income attribute to OneSmart International Education Group Limited’s shareholders	189,353	258,827	245,936	36,008
Accretion to redemption value of Preferred Shares	—	—	(962,905)	(140,982)
Deemed dividend—repurchase of Preferred Shares	—	—	(4,266)	(625)
Allocation of undistributed earnings to redeemable convertible preferred shares	(81,770)	(111,771)	—	—
Net income/(loss) attributable to ordinary shareholders for computing net income per ordinary share – basic and diluted	107,583	147,056	(721,235)	(105,599)
Denominator:
Weighted average number of shares used in calculating net income per ordinary share – basic and diluted (in millions of shares)	2,534	2,534	4,145	4,145
Earnings/(loss) per share — basic and diluted	0.0425	0.0580	(0.1740)	(0.0255)